EXHIBIT 10.55

                             OFFICE LEASE AGREEMENT

         THIS LEASE is made and entered into as of the 8 day of December, 1999, by and between UNIVERSITY SCIENCE CENTER, INC. ("Landlord"), having an office at 2200 Lucien Way, Suite 333, Orlando, FL, 32751 ("Landlord's Mailing Address"), and The Other Phone Company, dba Access One Communications ("Tenant"), having an office at 4205 Vineland Road, Suite L-15, Orlando, Florida 32811 ("Tenant's Mailing Address").

         I.       DEMISE OF PREMISES

         In consideration of the Base Rent, Additional Rent and the covenants and agreements made herein, including the General Terms, Covenants and Conditions attached hereto and made a part hereof, Landlord leases to Tenant and Tenant accepts from Landlord the Premises (as outlined on the plan attached hereto as Exhibit "A") located in the Building for the Term beginning on the Commencement Date.

         II.      TERMS

         As used in this Lease, the following terms shall have the following meanings:

                  1. BUILDING: the office facility known as University Science Center located at 12001 Science Drive, Orlando, Florida 32826, in Orange County, Florida, and all improvements now or hereafter constructed by Landlord including any additional facilities which may be deemed necessary or desirable by Landlord.

                  2.       PREMISES:  that  part  of the  Building  outlined  on
                           Exhibit  "A",   called  SUITE  130   (consisting   of
                           approximately 10,247 rentable square feet.

                  3.       COMMENCEMENT DATE:  January 1, 2000.

                  4. TERM: a period commencing on the Commencement Date and expiring at midnight on the date sixty (60) months after the Commencement Date, provided, however, if the Commencement Date is any day other than the first day of a calendar month, the Term shall be extended automatically until midnight on the last day of the calendar month in which the Term would otherwise expire.

                  5.       LEASE YEAR: each twelve (12) month period of the Term
                           commencing   on   the   Commencement   Date   or  any
                           anniversary of the Commencement Date.

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                  6.       BASE RENT:  the annual Base Rent is  described  below
                           and shall be payable in Monthly  Installments of Base
                           Rent  (plus   applicable   sales   tax)   during  the
                           applicable Lease Year as follows:

                                            ANNUAL          MONTHLY INSTALLMENTS
                           LEASE YEAR       BASE RENT       OF BASE RENT

                           1                $131,469.01     $10,955.75
                           2                $135,413.08     $11,284.42
                           3                $139,475.47     $11,622.96
                           4                $143,659.74     $11,971.64
                           5                $147,969.53     $12,330.79


                           IN ADDITION TO BASE RENT, TENANT SHALL PAY IN MONTHLY INSTALLMENTS TENANT'S PRORATA SHARE OF OPERATING EXPENSES FOR THE BUILDING. (SEE ARTICLE II, ITEM 15)

                  7. SECURITY DEPOSIT: $25,000 Landlord will refund $12,500 of Tenant's Security Deposit within thirty
                           (30) days of Landlord's receipt of Tenant's audited financial statements showing positive Net Income.

                  8. TENANT'S SHARE: .186059 Percent (18.6059%), which is the ratio of the area of the Premises (10,247 Rentable Square Feet) to the total area of the Building (55,074 Rentable Square Feet).

                  9.       GUARANTOR:     N/A
                                       ----------------------------------------

                  10. COMMON AREAS: areas designed and intended to be used by all tenants of the Building, including walkways, driveways, parking areas, and landscaped areas.

                  11.      PROPERTY:  the Building, including all Common Areas.

                  12.      BROKER:  Equity  Partners,  Inc. and Maitland  Realty
                           Company.

                  13.      PERMITTED USE:  Office Use Only.

                  14.      LEASEHOLD   IMPROVEMENT   ALLOWANCE:   Landlord  will
                           construct   the  space  at   Landlord's   expense  in
                           accordance with the Exhibit "A".

                  15. OPERATING EXPENSES (IN ADDITION TO BASE RENT): Tenant shall pay in equal monthly installments Tenant's prorata share of Operating Expenses (plus applicable sales tax) for the Building, estimated to be $2.85 per rentable square foot per year. Operating Expenses, as defined herein, excludes Tenant's Electricity and Janitorial Services, which are the sole responsibility of Tenant. With the exception of Real Estate Taxes, Insurance and Utilities, Landlord shall cap increases in Operating Expenses at five percent (5%) per annum.

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

IIII.       EXHIBITS AND RIDERS

         The Exhibits and Riders listed below are incorporated in this Lease and are to be construed as part hereof:

                  Exhibits                                    Riders ("x" if applicable):
                  --------                                    ------

                  "A" - Plan showing the Premises.            [x ]     Construction of Leasehold Improvements
                  "B" - Rules and Regulations.                [  ]     Guaranty of Lease
                  "C" - Sign Criteria.                        [  ]     Landlord Contingencies


         IN WITNESS WHEREOF, Landlord and Tenant have executed or caused to be executed this Lease as of the date first written above.

WITNESSES:                          TENANT:
            THE OTHER PHONE COMPANY, DBA ACCESS ONE COMMUNICATIONS__

                                          By   Kevin D. Griffo /s/
--------------------------------         -------------------------

                                          Title:   President
--------------------------------         -------------------------

                                          LANDLORD:

WITNESSES:                                UNIVERSITY SCIENCE CENTER, INC.

                                          By:      /s/
-------------------------------          ------------------------
                                             Cabot L. Jaffee, Sr.
-------------------------------             President

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GENERAL TERMS, COVENANTS AND CONDITIONS

         1.       COMMENCEMENT DATE; CONSTRUCTION OF PREMISES

                  (a) The rights, duties and obligations of the parties under this Lease shall be effective upon the execution hereof, and Tenant's obligation to pay Rent hereunder shall commence upon the Commencement Date.

                  (b) If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date because of the holding-over by any occupant of the Premises, or because the Premises are not substantially completed, or for any other reason, this Lease shall continue in effect and Landlord shall not be liable to Tenant or any third party for such inability. In such event, Landlord shall act diligently and in good faith to complete the work that is necessary to allow Landlord to deliver the Premises to Tenant for use and occupancy by Tenant. If the Premises are not available for Tenant's use and occupancy by the Commencement Date described above and such delay is not caused by Tenant, then the Commencement Date shall be adjusted to the date when Landlord does in fact deliver possession of the Premises to Tenant for Tenant's use and occupancy. If action or inaction by Tenant causes a delay in preparation or completion of the Premises for Tenant's use and occupancy, then the Commencement Date shall be the later of the Commencement Date identified above or the date the Premises would have been available for Tenant's use and occupancy but for delays caused by Tenant. Notwithstanding any term or provision herein to the contrary, if, for any reason other than Tenant's delay, Landlord cannot deliver possession of the Premises to Tenant for Tenant's use and occupancy on a date which is ninety (90) days after the Commencement Date identified above, then Tenant shall be entitled to terminate this Lease by notifying Landlord in writing within fifteen (15) days following the expiration of such ninety (90) day period. However, if Landlord delivers the premises within the fifteen (15) day notice period, the Lease will remain in full force and effect.

                  (c) Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order, condition and repair when Tenant took possession, except for such matters of which Tenant gives Landlord notice on or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building and no representation, either express or implied, respecting any matter or thing relating to the Building or this Lease (including the condition of the Premises or the Building) have been made by Landlord to Tenant, other than as may be contained herein or in a separate Construction Rider signed by Landlord and Tenant.

                  (d) Any and all construction work to be performed upon the Premises and the designation of the party financially responsible for such work and the application of the Leasehold Improvement Allowance and the work schedule and plans for such work shall be described in a Construction Rider attached hereto and made a part hereof.

         2.       RENT

                  (a) Tenant shall pay Monthly Installments of Base Rent, Operating Expenses and sales tax (sometimes referred to collectively as "Rent") in advance on the first day of each month of the Term. If the Term shall commence or end on a day other than the first day of a month, the Monthly Installments of Base Rent and Operating Expenses for the first or last partial month shall be prorated on a per diem basis. Upon the execution of this Lease, Tenant shall pay one Monthly Installment of Base Rent and Operating Expenses for the first full month of the Term and a prorated Monthly Installment of Base Rent and Operating Expenses for any partial month which may precede it.

                  (b) Tenant shall pay to Landlord at the time of paying the Rent any excise, sales, use, gross receipts or other taxes (other than a net income or excess profits tax) which may be imposed on or measured by such Rent or may be imposed on or on account of the letting and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted.

                  (c) All costs and expenses which Tenant assumes or agrees to pay and any other sum payable by Tenant pursuant to this Lease shall be deemed additional rent (together with Base Rent sometimes referred to as the "Rent"). The Rent shall be paid in lawful money of the United


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

States of America to Landlord at Landlord's Mailing Address or to such other person or at such other place as Landlord may from time to time designate in writing, without any prior notice or demand therefor and without any deduction or offset whatsoever.

                  (d) If any part of the Rent is not paid within five (5) days after it is due, Tenant shall pay Landlord a late charge in the amount of five percent (5%) of such payment. The payment by Tenant of a late charge or interest hereunder shall not prevent nor remedy a default under this Lease. Notwithstanding anything to the contrary contained in this paragraph, Landlord shall notify Tenant in writing up to two (2) times per year if Tenant's Rent has not been received within five (5) days after Rent is due. In the event Tenant pays Tenant's Rent within five (5) days after Tenant receives Landlord's notice of Tenant's late Rent, Landlord shall waive the aforementioned five percent (5%) late fee.

         3.       INCREASES IN BASE RENT

         Commencing at the beginning of each Lease Year during the Term of this Lease, the Base Rent shall be adjusted annually as described in Paragraph 4 of
Article II, Terms, of this Lease.

         4.       OPERATING EXPENSES

                  (a) The term "Operating Expenses" as used herein includes all expenses incurred with respect to the maintenance, management and operation of the Building of which the Premises are a part, including, but not limited to, maintenance and repair costs, electricity, fuel, water, sewer, gas and other utility charges, security, janitorial services for the Building and Common Areas (Tenant is responsible for Tenant's Janitorial services within Tenant's Premises), trash removal, landscaping and pest control, wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the Building, amounts paid to contractors or subcontractors for work or services performed in connection with the operation, management and maintenance of the Building, all services, supplies, repairs, replacements or other expenses for maintaining, managing and operating the Building including maintenance of the Common Areas. The term "Operating Expenses" also includes all real property taxes and installments of special assessments, as well as all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, rent loss insurance and casualty insurance with respect to the Building. The term "Operating Expenses" does not include income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, capital improvements, interest or principal payments on any mortgage or other indebtedness of Landlord, nor depreciation allowance or expense.

                  (b) In the event the Operating Expenses of the Building shall, in any calendar year during the Term of this Lease, exceed the Operating Expense estimate per square foot of rentable area, Tenant agrees to pay as additional rent Tenant's Share of the excess Operating Expenses. Landlord may, within three
(3) months following the close of any calendar year for which such payment is due under this paragraph, invoice Tenant for the excess Operating Expenses. The invoice shall include in reasonable detail the computation of the additional payment, and Tenant agrees to make payment of the excess Operating Expenses to Landlord within ten (10) days following receipt of the invoice. In the year in which this Lease terminates, Landlord, in lieu of waiting until the close of the calendar year in order to determine any excess Operating Expenses, may invoice Tenant for Tenant's Share based upon an estimate of the year's excess Operating Expenses. Landlord may invoice Tenant under this provision within thirty (30) days prior to the termination of the Lease or at any time thereafter. Tenant shall have the right, at its own expense and at a reasonable time and upon prior notice to Landlord, to inspect Landlord's books at the Landlord or its manager's place of business, relevant to the additional payments due under this paragraph. Tenant's obligation to pay excess Operating Expenses shall survive the termination of this Lease. Landlord will manage the Building in a manner generally consistent with other similar single story office buildings in the area.

                  (c) Landlord may, at its option, estimate its annual cost of Operating Expenses and determine whether excess Operating Expenses will be payable from Tenant. In such case, Tenant shall pay 1/12th of Tenant's Share of such excess estimated Operating Expenses on the same date monthly rent is due. Landlord shall thereafter determine its actual Operating Expenses at the end of each calendar year and shall notify Tenant of any adjustment due, which shall be paid by or credited to Tenant, as the case may be, within thirty (30) days after such notice. Tenant shall also pay sales tax due on such excess Operating Expenses whether paid on a monthly basis or at year-end.

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

         5.       BUILDING SERVICES

         Landlord shall furnish the following services to the Building and Premises, the cost of which shall be included in Operating Expenses and paid by Tenant to the extent same exceeds the estimated Operating Expenses:

                  (a) Electrical current for ordinary purposes connected with the maintenance and parking areas of the Building. Electrical current for Tenant's Premises is at Tenant's sole expense.

                  (b) Electrical lighting service in the Building parking areas to the extent deemed by Landlord to be standard.

                  (c) Water, sewer and trash removal as determined by Landlord to be standard. Tenant is responsible for Tenant's Janitorial service at Tenant's sole expense.

         The failure by Landlord to any extent to furnish, or any stoppage of these services resulting from causes beyond the control of Landlord, shall not render the Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery breakdown or, for any cause, cease to function properly, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of interruptions in service occasioned thereby or resulting therefrom.

         6.       REPAIRS, MAINTENANCE AND ALTERATIONS

                  (a) Tenant shall keep the Premises, including the Leasehold Improvements and Tenant's Property, neat, clean, and in good order and condition. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part or appurtenance of the Premises, the Leasehold Improvements, Tenant's Property, or the Building including mechanical, electrical, plumbing, heating, ventilating, air conditioning and other equipment facilities and systems located within or serving the Building, (hereinafter the "Building Systems"). Tenant shall, at Tenant's cost and expense, repair or replace any damage or injury done to the Building or the Premises caused by Tenant or by Tenant's agents, employees, invitees or visitors. If Tenant fails to make such repairs or replacements promptly, or within fifteen (15) days of Landlord's written notice of occurrence, Landlord may, at its option, make such repairs or replacement and Tenant shall repay the cost thereof to Landlord upon demand. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises or the Building and shall, at the termination of this Lease, by lapse of time or otherwise, deliver the Premises to Landlord broom-clean and in as good condition as at date of possession by Tenant, ordinary wear and tear excepted.

                  (b) The repair and maintenance of the heating, ventilating and air conditioning systems, equipment and fixtures shall be undertaken pursuant to an HVAC service contract entered into by Landlord and included in the Operating Expenses.

                  (c) Landlord shall, at Landlord's expense, repair, replace and maintain the roof and the external and structural parts of the Building which do not constitute a part of the Premises and shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner. Landlord shall keep and maintain the Common Area (the expense of which shall be borne in part by Tenant as a Operating Expense described above) in good order and repair.

                  (d) Except as provided herein, Landlord shall have no liability to Tenant nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Premises, the Building or the Building Systems. Landlord shall nevertheless use its best efforts to minimize any interference with Tenant's business in the Premises.

                  (e) Tenant shall not make any alteration in or to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld. If Landlord gives its consent to the making of alterations by Tenant, all such work shall be done in accordance with such

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requirements and upon such conditions as Landlord,  in its sole discretion,  may impose. Any review or approval by Landlord of any plans or specifications with respect to any alteration is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise.

                  (f) Tenant shall defend, indemnify and save harmless Landlord from and against any and all mechanics' and other liens and encumbrances filed by any person claiming through or under Tenant, including security interests in any materials, fixtures, equipment or any other improvements or appurtenances installed in and constituting part of the Premises and against all costs, expenses and liabilities (including reasonable attorneys' fees) incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant at its expense shall procure the satisfaction or discharge of record of all such liens and encumbrances within twenty (20) days after the filing thereof. Pursuant to the provisions of Section 713.10, Florida Statutes, under no circumstances shall the interest of Landlord in and to the Property or the Building be subject to liens for improvements made by Tenant or subject to any mechanic's, laborer's or materialman's lien or any other lien or charge on account of or arising from any contract or obligations of Tenant.

         7.       USE OF THE PREMISES; RULES AND REGULATIONS; SIGNS

                  (a) Tenant shall use the Premises only for the Permitted Use and all other uses or purposes are strictly prohibited. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Premises or do or permit anything to be done in the Premises which: (i) causes or is liable to cause injury to persons, to the Building or its equipment, facilities or systems; (ii) impairs or tends to impair the character, reputation or appearance of the Building as a first class office building; (iii) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building or its equipment, facilities or systems; (iv) increases the rate of fire, liability or other insurance coverage for the Property; or (v) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Building as determined by Landlord.

                  (b) Tenant shall comply with any rules and regulations as Landlord may from time to time make; provided, however, in no event shall such rules or regulations contradict or abrogate any right or privilege herein expressly granted to Tenant in this Lease. Landlord shall not be responsible for the violation by anyone of any of said rules and regulations. The current Rules and Regulations are attached hereto as Exhibit B.

                  (c) Only such signage as complies with Landlord's Sign Criteria, a copy of which is attached hereto as Exhibit C, shall be permitted at the Premises. Tenant agrees that no other signs or advertising devices of any nature shall be erected or maintained by Tenant on the Premises or elsewhere within the Premises so as to be visible from the exterior of the Building or within the Complex. No exterior lighting, awnings, equipment or other structures shall be permitted on the Premises, on the exterior walls or extending to the exterior of the Building or elsewhere in the Complex except as approved in writing by Landlord.

         8.       LEASEHOLD IMPROVEMENTS

                  (a) All fixtures, equipment, improvements and appurtenances attached to or built into the Premises, whether or not by or at the expense of Tenant, and any carpeting or other personal property in the Premises on the Commencement Date installed by Landlord (collectively hereinafter "Leasehold Improvements"): (i) shall be and remain a part of the Premises; (ii) shall be deemed the property of Landlord; and (iii) shall not be removed by Tenant.

                  (b) All movable partitions, other business and trade fixtures, furnishings, furniture, machinery and equipment, communications equipment, and other personal property located in the Premises acquired by or for the account of Tenant, without expense to Landlord, which can be removed without damage to the Building (collectively sometimes hereinafter called "Tenant's Property"), shall be and shall remain the property of Tenant and, except as otherwise prohibited by this Lease, may be removed by it at any time during the Term; provided that, if any of Tenant's Property is removed, Tenant shall pay the cost of repairing any damage to the Premises or to the Building resulting from such removal.

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         9.       RIGHTS RESERVED TO LANDLORD

                  Landlord reserves the following rights, exercisable without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim:

                  (a) To have passkeys to the Premises and all doors therein, excluding Tenant's vaults and safes;

                  (b) On reasonable prior notice to Tenant, to exhibit the Premises to any prospective purchaser, mortgagee or assignee of any mortgage on the Building or Complex and to others having an interest therein at any time during the Term, and to prospective tenants during the last six months of the Term;

                  (c) To take any and all measures, with prior written notice, except in cases of emergency, including entering the Premises for the purpose of making inspections, repairs, alterations, additions and improvements to the Premises or to the Building (including for the purpose of checking, calibrating, adjusting and balancing controls and other parts of the Building Systems), as may be necessary or desirable for the operation, improvement, safety, protection or preservation of the Premises or the Building, or in order to comply with all laws, orders and requirements of governmental or other authority, or as may otherwise be permitted or required by this Lease; provided, however, that Landlord shall use its best efforts to minimize interference with Tenant's business in the Premises.

         10.      ASSIGNMENT AND SUBLETTING

                  (a) Tenant shall not assign, mortgage or encumber this Lease, nor sublet, suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent Landlord may not unreasonably withhold. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant without Landlord's prior written consent, such purported assignment or subletting shall be null and void; however, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent, and no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance of its covenants herein contained. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining Landlord's written consent to any further assignment or subletting.

                  (b) For the purpose of this Lease, an "assignment" prohibited by this section shall be deemed to include the following: if Tenant is a partnership, a withdrawal or change (voluntary, involuntary, by operation of law or otherwise) of any of the partners thereof, or the dissolution of the partnership; or, if Tenant consists of more than one person, a purported assignment, transfer, mortgage or encumbrance (voluntary, involuntary, by operation of law or otherwise) from one thereof unto the other or others thereof; or, if Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or any change in the ownership (voluntary, involuntary, by operation of law, creation of new stock or otherwise) of 50 percent or more of its capital stock from the ownership existing on the date of execution hereof; or, the sale of fifty percent (50%) or more of the value of the assets of Tenant.

                  (c) No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

         11.      HOLDING OVER

         If Tenant retains possession of the Premises or any part thereof after the Term has expired, Tenant's occupancy of the Premises shall be as a tenant at will, terminable at any time by Landlord. Tenant shall pay Landlord rent for such time as Tenant remains in possession at the rate of one hundred fifty percent (150%) of the total amount of the Rent payable hereunder for the month immediately preceding the Termination Date for the first two (2) months, and thereafter at two hundred percent (200%) of the total amount of the Rent payable hereunder for the month immediately preceding the Termination Date, and, in addition thereto, shall pay Landlord for all damages sustained by reason of Tenant's retention of possession. The provisions of this Section do not exclude Landlord's rights of re-entry or any other right hereunder.

         12.      SURRENDER OF THE PREMISES

                  (a) At the expiration of the Term or earlier termination, Tenant shall peaceably surrender the Premises, including the Leasehold Improvements, in broom-clean condition and otherwise in as good condition as when Tenant took possession, except for: (i) reasonable wear and tear; (ii) loss by fire or other casualty, and (iii) loss by condemnation. Tenant shall, on Landlord's request, remove Tenant's Property and pay the cost of repairing all damage to the Premises or the Building caused by such removal.

                  (b) If Tenant abandons or surrenders the Premises, or is dispossessed by process of law, or otherwise, any of Tenant's Property (except money, securities and other like valuables) left on the Premises shall be deemed abandoned; and title thereto shall automatically pass to Landlord under this Lease as by a bill of sale. Thereafter, Landlord may in its sole and absolute discretion choose to remove, store or otherwise dispose of such property in any manner it may deem commercially reasonable. However, the proceeds from the disposition of such property shall be applied against the balance of any sums owed to Landlord by Tenant and against the costs of the removal or disposition.

         13.      DESTRUCTION OR DAMAGE

                  (a) If the Building or the Premises are damaged or destroyed by fire or other casualty, and this Lease is not terminated as provided below, Landlord shall repair the damage and restore or rebuild the Building and the Premises (as the case may be), at its expense, with reasonable dispatch after notice to it of the damage or destruction, to the extent that insurance proceeds are available for such repair, restoration or rebuilding; provided, however, that Landlord shall not be required to repair or replace any of Tenant's Property, or any alteration of Leasehold Improvements made by Tenant or nonstandard building improvements made by Landlord.

                  (b) If the Premises are damaged or destroyed by fire or other casualty, the Rent shall equitably abate, to the extent that the Premises are rendered untenantable, for the period from the date of such damage or destruction to the date the damage is repaired or restored.

                  (c) If the Building or the Premises is substantially damaged or destroyed by fire or other casualty, Landlord may terminate this Lease by notice to Tenant within ninety (90) days after the date of the casualty, and this Lease shall terminate upon the thirtieth (30th) day after such notice, by which date Tenant shall vacate and surrender the Premises to Landlord. The Rent shall be prorated to the date of the casualty. The Premises or Building (whether or not the Premises are damaged) shall be deemed substantially damaged or destroyed if (i) the amount of the damage is more than twenty percent (20%) of the replacement value of the Building immediately prior to the casualty or (ii) restoration is not possible in accordance with Landlord's reasonable estimate within one hundred eighty (180) days following the date the damage occurred. If, by reason of such casualty, the Premises are rendered untenantable in some material portion, and the amount of time required to repair the damage is reasonably determined by Landlord to be in excess of one hundred eighty (180) days from the date of such casualty, then Tenant shall have the right to terminate this Lease by giving Landlord written notice of termination within thirty (30) days after the date Landlord delivers Tenant notice that the amount of time required to repair the damage has been determined by Landlord to be in excess of one hundred eighty (180) days.

                  (d) No damages, compensation or claim shall be payable by Landlord for any casualty, or any inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Section. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as will not unreasonably interfere with Tenant's use and occupancy of the Premises.

         14.      EMINENT DOMAIN

                  (a) If the whole of the Building is lawfully taken by condemnation or any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of vesting of title in such condemning authority (which date is hereinafter also referred to as the "date of taking"), and the Rent shall be prorated to such date. If any part of the Building or Complex is so taken, this Lease shall be unaffected by such taking, except that
(i) Landlord may terminate this Lease by notice to Tenant within ninety (90) days after the date of taking, and (ii) if twenty percent (20%) or more of the Premises shall be taken and the remaining area of the Premises shall not be reasonably sufficient for Tenant to continue operation of its business, Tenant may terminate this Lease by notice to the Landlord within 90 days after the date of taking. This Lease shall terminate on the 30th day after such notice, by which date Tenant shall vacate and surrender the Premises to Landlord. The Rent shall be prorated to such date as Tenant is required to vacate the Premises by reason of the taking. If this Lease continues in force upon such partial taking, the Rent shall be equitably adjusted according to the rentable area of the Premises remaining.

                  (b) In the event of any taking, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be and remain the sole and exclusive property of Landlord, and Tenant hereby assigns all of its right, title and interest in and to any such award, judgment or settlement to Landlord. Tenant, however, shall have the right, to the extent that the same shall not reduce or prejudice Landlord's award, to claim from the condemning authority, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for moving expenses and damage to Tenant 's Property.

         15.      INDEMNIFICATION

                  (a) Tenant shall indemnify Landlord and save it harmless from all claims, suits, actions, damages, liabilities and expenses in connection with loss of life, bodily or personal injury or property damage occurring on or arising from or out of Tenant's use or occupancy of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, whether occurring in or about the Premises or in Common Areas or elsewhere within the Building or on the Complex. The foregoing indemnification shall not apply to injury, loss or damage proximately caused solely by the negligence of Landlord or its agents, contractor or employees, unless such injury, loss or damage is covered by insurance Tenant is required to provide or does provide. This obligation to indemnify includes reasonable attorneys' fees and investigation costs and all other reasonable costs, expenses and liabilities.

                  (b) Landlord shall not be responsible or liable to Tenant or to those claiming by, through or under Tenant for any injury, loss or damage that may be occasioned by or through the acts or omissions of persons occupying other premises in the Building. Unless proximately caused solely by the negligence of Landlord, its agents, contractors or employees, Landlord shall not be responsible or liable to Tenant for any defect or failure, latent or otherwise, in (or any act or omission in the construction of) the Building, the Premises or any of the Building Systems, nor shall it be responsible or liable for any injury, loss or damage to any person or property of Tenant or any other person caused by or resulting from bursting, breakage, leakage, steam, snow or ice, running, backing up, seepage, or the overflow of water or sewerage in any part of the Building or for any injury, loss or damage caused by or resulting from acts of God or the elements, theft, fire, public enemy, injunction, riot, strike, insurrection, court order, requisition or order of governmental body or authority, or any other cause beyond Landlord's control. Landlord shall in no event be liable to Tenant for indirect or consequential damages. Tenant shall give prompt notice to Landlord in case of fire, casualty, defect or accident in the Premises or in the Building or of defects therein or in any Building System.

                  (c) In case any action or proceeding is brought against Landlord to which this indemnification shall be applicable, Tenant shall pay all costs, attorneys' fees, expenses and liabilities resulting therefrom and shall defend such action or proceeding if Landlord shall so request, at Tenant's expense, by counsel reasonably satisfactory to Landlord.

         16.      TENANT'S INSURANCE

                  (a) During the Term of this Lease or any renewal thereof, Tenant shall obtain and promptly pay all premiums for general public liability insurance against claims for personal injury, death or property damage occurring upon, or about the Premises with carriers and in amounts reasonably satisfactory to Landlord but with minimum limits of not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury and property damage, and all such policies and renewals thereof shall name Landlord and Tenant as insureds. All policies of insurance shall provide (i) that no material change or cancellation of said policies shall be made without thirty (30) days prior written notice to Landlord and Tenant, (ii) that any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in the forfeiture of said insurance, and (iii) that the insurance company issuing the same shall not have right of subrogation against Landlord. On or before the Commencement Date, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Tenant shall provide copies of policies of insurance evidencing coverages required by this Lease. Landlord may reasonably increase the aforesaid insurance limits from time to time.

                  (b) If during the Term insurance premiums on any insurance policy carried by Landlord on the Building or the Premises are increased due to or resulting from Tenant's occupancy hereunder, Tenant shall pay to Landlord as additional rent the amount by which Landlord's insurance premiums exceed standard rates. Any amount payable by Tenant hereunder shall be paid to Landlord within ten (10) days after notice to Tenant accompanied by the premium notice or other evidence of the amount due.

                  (c) If desired by Tenant, Tenant shall at its expense obtain insurance on Tenant's Property and any nonstandard building improvements within the Premises.

                  (d) Neither party shall be liable to the other party or to any insurance company insuring the other party (by way of subrogation or otherwise) for any loss or damage to any property, or losses under workmen's compensation laws and benefits, even though such loss or damage may have been occasioned by the negligence of such party, its agents or employees, provided that such loss or damage is insured against under the terms of insurance policies referred to elsewhere in this Lease.

         17.      SUBORDINATION AND ATTORNMENT

                  (a) This Lease and all rights of Tenant hereunder shall be subordinate to all mortgages (referred to as the "mortgages") which may now or hereafter affect the Building or Property. The foregoing provision shall be self-operative and no further instruments of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, or the holder of any mortgage or any of their respective assigns or successors in interest may reasonably request to evidence such subordination.

                  (b) If any mortgagee (or any purchaser at a foreclosure sale) succeeds to the rights of Landlord under this Lease, whether through foreclosure action or delivery of a deed, (a "Successor Landlord") Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Landlord shall use its best efforts to obtain from each mortgagee an agreement that if as a result of the exercise of their rights they acquire Landlord's interest in and to the Premises, then as Successor Landlord they shall recognize the validity and continuance of this Lease and shall not disturb Tenant's possession of the Premises so long as Tenant shall not be in default of this Lease, except that Successor Landlord shall in no event: (i) be liable for any previous act or omission of a prior landlord under this Lease; (ii) be subject to any offset for a claim arising prior to its succession to the rights of Landlord under this Lease; or, (iii) be bound by any modification of this Lease or by any prepayment of more than one month's Rent, unless such modification or prepayment shall have been expressly approved by the Successor Landlord.

         18.      ESTOPPEL CERTIFICATE BY TENANT

                  (a) Tenant shall from time to time upon request by Landlord deliver to Landlord a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which the Rent has been paid; (iii) that Landlord is not in default under any provision of this Lease (or if Landlord is in default, specifying each such default); and, (iv) the address to which notices to Tenant shall be sent; it being understood that any such statement so delivered may be relied upon in connection with any lease, mortgage or transfer of the Building. Tenant's failure to do so within ten (10) days after request therefore shall, at Landlord's option, be deemed a material default under this Lease.

                  (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (i) this Lease is in full force and effect and not modified except as Landlord may represent; (ii) not more than one month's Rent has been paid in advance; (iii) there are no such defaults; and,
(iv) notices to Tenant shall be sent to Tenant's Mailing Address as set forth in this Lease. Notwithstanding the presumptions of this Section, Tenant shall not be relieved of its obligations to deliver said statement.

         19.      TRANSFER OF LANDLORD'S INTEREST

         Landlord may assign, in whole or in part, its rights and obligations under this Lease and its rights and obligations in and to the Property. The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this Lease at the time in question. Upon any transfer or transfers of such interest, Landlord herein named (and in case of any subsequent transfer, the then transferor) shall thereafter be relieved of all liability for the performance of any subsequent covenants or agreements on the part of Landlord contained in this Lease.

         20.      DEFAULT

                  (a) The following shall be events of default under this Lease:
(i) if Tenant defaults in payment of the Rent for a period of five (5) days after any payment of the Rent shall become due and payable; (ii) if Tenant defaults in the performance of any other term, covenant, condition or obligation of Tenant under this Lease and fails to cure, such default within a period of fifteen (15) days after written notice from Landlord specifying such default, provided, however, that if the nature of Tenant's default is such that more than fifteen (15) days are required to cure such default, then Tenant shall not be deemed to be in default if it shall commence such cure within such fifteen (15) day period and thereafter diligently prosecute the same to completion; (iii) if Tenant abandons or vacates any portion of the Premises, or if the Premises or a substantial part thereof remain unoccupied for a period of thirty (30) days or more; (iv) if Tenant makes any transfer, assignment, conveyance, sale, pledge or disposition of all or a substantial portion of Tenant's Property, or removes a substantial portion of Tenant's Property from the Premises; (v) if Tenant is a corporation which is not validly existing and in good standing; (vi) if Tenant is a partnership which is dissolved or liquidated; or, (vii) if Tenant's interest herein is sold under execution. Any installment of Rent or any other sum due by Tenant hereunder not paid within ten (10) days following the date when due and payable shall bear interest from the date due until paid at the lesser of (i) 10% per annum or (ii) the maximum lawful contract rate per annum.

                  (b) Upon any such event of default, Landlord may without prejudice to its other rights hereunder, do any one or more of the following:
(i) terminate this Lease and re-enter and take possession of the Premises; (ii) recover possession of the Premises (with or without terminating this Lease, at Landlord's option) in the manner prescribed by any statute relating to summary process; (iii) Landlord may relet the Premises as Landlord may see fit without thereby avoiding or terminating this Lease, and for the purpose of such reletting, Landlord is authorized to make such repairs to the Premises as may be necessary in the sole discretion of Landlord for the purpose of such reletting, and if a sufficient sum is not realized from such reletting (after payment of all costs and expenses of such repairs and the expense of such reletting and the collection of rent accruing therefrom) each month to equal the Rent, then Tenant shall pay such deficiency each month upon demand therefor; and (iv) Landlord may declare immediately due and payable all the remaining installments of the Rent and such amount, less the fair rental value of the Premises for the remainder of the Term, shall be construed as liquidated damages and shall constitute a debt provable in bankruptcy or receivership. In computing such liquidated damages, there shall be added to such deficiency any reasonable expenses as Landlord may incur in connection with reletting, such as court costs, attorneys' fees and disbursements, brokerage fees, and for putting and keeping the Premises in good order or for preparing the Premises for reletting. The failure of Landlord to relet the Premises or any part thereof after recovery of possession shall not release or affect Tenant's liability for damages. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the Rent under such reletting. All of the damages, which are specified in this Lease, are in addition to all other damages and costs to which Landlord may be entitled under the laws of the State of Florida.

                  (c) After default, the acceptance of the Rent (or any portion thereof) or failure to re-enter by Landlord shall not be held to be a waiver of its rights to terminate this Lease, and Landlord may re-enter and take possession of the Premises as if no Rent had been accepted after such default. All of the remedies given to Landlord in this Lease in the event of default by Tenant are in addition to all other rights or remedies to which Landlord may be entitled under the laws of the State of Florida; all such remedies shall be deemed cumulative and the election of one shall not be deemed a waiver of any other or further rights or remedies.

                  (d) Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by Landlord hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice thereof from Tenant to Landlord; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such 30-day period and thereafter diligently prosecutes the same to completion.

         21.      BANKRUPTCY

         If Tenant shall file a voluntary petition pursuant to the Bankruptcy Code or any successor thereto, or take the benefit of any insolvency act, or be dissolved, or if an involuntary petition be filed against Tenant pursuant to the Bankruptcy Code or any successor thereto, or if a receiver shall be appointed for its business or its assets and the appointment of such receiver is not vacated within 30 days after such appointment, or if it shall make an assignment for the benefit of its creditors, then and forthwith thereafter Landlord shall have all of the rights provided above in the event of nonpayment of the Rent.

         22.      BROKERAGE FEES

         Tenant warrants and represents that it has not dealt with any Realtor, broker or agent in connection with this Lease except the Broker. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including cost of suit and reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other Realtor, broker, or agent in connection with this Lease or by reason of any act of Tenant.

         23.      NOTICES

         All notices, demands or other communications ("notices") permitted or required to be given hereunder shall be in writing and, if mailed postage prepaid by certified or registered mail, return receipt requested, shall be deemed given three days after the date of mailing thereof or on the date of actual receipt, if sooner; all other notice not so mailed shall be deemed given on the date of actual receipt. Notices shall be addressed as follows: (a) if to Landlord, to the Landlord's Mailing Address and (b) if to Tenant, to the Tenant's Mailing Address. Landlord and Tenant may from time to time by notice to the other designate such other place or places for the receipt of future notices.

         24.      SECURITY DEPOSIT

         Tenant has deposited with Landlord the Security Deposit as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including payment of the Rent, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any Rent, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after notice thereof, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, nor pay interest to Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at the expiration of the Term and upon Tenant's vacation of the Premises. If the Building is sold, the Security Deposit may be transferred to the new owner, and Landlord shall be discharged from further liability with respect thereto. The Security Deposit shall in no event be considered an advance rental payment, nor a measure of Landlord's damages.

         25.      QUIET ENJOYMENT

         Tenant, upon paying the Rent and performing all of the terms on its part to be performed, shall peaceably and quietly enjoy the Premises subject, nevertheless, to the terms of this Lease and to any mortgage or other agreement to which this Lease is subordinated.

         26.      OBSERVANCE OF LAW

                  (a) Tenant shall comply with all provisions of law, including federal, state, county and city laws, ordinances and regulations, building codes and any other governmental, quasi-governmental or municipal regulations which relate to the partitioning, equipment operation, alteration, occupancy and use of the Premises, and to the making of any repairs, replacements, additions, changes, substitutions or improvements of or to the Premises. Moreover, Tenant shall comply with all police, fire and sanitary regulations imposed by any federal, state, county or municipal authority, or made by insurance underwriters, and shall observe and obey all other requirements governing the conduct of any business conducted in the Premises.

                  (b) Notwithstanding the foregoing, it shall be Landlord's responsibility to comply with all provisions of law, including federal, state, county and city laws, ordinances and regulations, building codes, and any other governmental, quasi-governmental or municipal regulations which relate to the Building insofar as they may require structural changes in the Building, provided nevertheless, that such changes shall be the responsibility of Tenant if they are changes required by reason of a condition which has been created by or at the instance of Tenant, or are required by reason of a default by Tenant hereunder.

         27.      LIMITATION OF LANDLORD'S LIABILITY

                  (a) Tenant shall be limited for the  satisfaction of any money judgment against Landlord solely to Landlord's interest in the Building or the Complex or any proceeds arising from the sale thereof and no other property or assets of Landlord or the individual partners, directors, officers, or shareholders of Landlord shall be subject to levy, execution or other enforcement procedure whatsoever for the satisfaction of said money judgment.

                  (b) Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.

         28.      PARKING

         Parking of motor vehicles shall be limited to five (5) parking spaces per 1,000 rentable square feet of leased space as delineated in the Common Areas, on a first come - first serve basis. Landlord reserves the right to implement and enforce reasonable rules and regulations as to parking.

         29.      COMMON AREAS

         All Common Areas, and other areas, facilities and improvements as may be provided by Landlord from time to time for the general use, in common, by Tenant and other tenants of the Building or of other buildings, their employees, agents, invitees and licenses, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such Common Areas, facilities and improvements.

         30.      AUTHORITY

         If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation (or under the pertinent partnership agreements), that any required consents or approvals of third parties have been obtained, and that this Lease is binding upon said corporation (or partnership) in accordance with its terms.

         31.      WAIVER

         The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such.

         32.      ATTORNEYS' FEES

         In any action or proceeding which Landlord or Tenant may be required to prosecute or enforce its respective rights hereunder, the unsuccessful party agrees to pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees (including on any appeal).

         33.      RADON GAS

         The following  disclosure  is included in accordance  with Florida law:
Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

         34.      HAZARDOUS SUBSTANCES

         Tenant represents and warrants to Landlord that the activities Tenant will conduct on the Premises pose no hazard to human health or the environment, nor do they violate any applicable federal, state or local laws, ordinances, rules or regulations pertaining to Hazardous Materials (to be hereinafter defined) or industrial hygiene or environmental conditions ("Environmental Laws"). Tenant shall not cause or permit the Premises to be used for the generation, handling, storage, transportation, disposal or release of any Hazardous Materials except as exempted or permitted under applicable Environmental Laws; and Tenant shall not cause or permit the Premises or any activities conducted thereon to be in violation of any applicable Environmental Laws. Tenant shall acquire and maintain all permits, approvals, licenses and the like required by Environmental Laws for Tenant's activities on the Premises; and Tenant shall keep those permits, approvals, licenses and the like current, and shall comply with all regulations, rules and restrictions relating thereto.
Tenant agrees to indemnify Landlord and hold the Landlord harmless from all claims, losses, damages, liabilities, fines, penalties and charges and all costs and expense incurred in connection therewith (including attorneys' fees and litigation expenses), directly or indirectly resulting in whole or in part from Tenant's violation of any Environmental Laws applicable to the Premises or to any activity conducted thereon, or from any use, generation, handling, storage, transportation, disposal or release of Hazardous Materials at or in connection with the Premises, or any clean up or other remedial measures required with respect to the Premises under any Environmental Laws. Tenant shall reimburse Landlord immediately upon demand for all sums paid and costs incurred by Landlord with respect to the foregoing matters. This indemnity shall survive the full performance and expiration of this Lease and shall inure to the benefit of any transferee of title to the Land. For purposes of this Lease, the term "Hazardous Materials" shall include any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants", "regulated substances", or any other pollution under any applicable federal, state or local laws, ordinances, rules or regulations now or hereafter in effect.

         35.      SEVERABILITY

         If any clause or provision of this Lease is or becomes illegal or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during the Term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such clause or provision is, in the reasonable determination of Landlord, essential and material to its rights, in which event Landlord shall have the right to terminate this Lease by notice to Tenant.

         36.      PROCEEDINGS

         TENANT AND LANDLORD BOTH WAIVE A TRIAL BY JURY OF ANY OR ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES HERETO OR THEIR SUCCESSORS, UNDER OR CONNECTED WITH THIS LEASE, OR ANY OF ITS PROVISIONS.

         37.      BINDING EFFECT

         All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         38.      APPLICABLE LAW

         This Lease shall be deemed to have been made in and shall be construed in accordance with the laws of the State of Florida.

         39.      AMENDMENTS

         This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the
Premises, Building and Complex, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         40.      CAPTIONS

         The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

         41.      ACCORD AND SATISFACTION

         No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction (unless Landlord expressly agrees to an accord and satisfaction in a separate agreement duly accepted by Landlord's appropriate officer of officers), and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary, and any such payment shall be treated by Landlord at its option as being received solely on account of any amounts due and owing Landlord, including the Rent, and to such items and in such order as Landlord in its sole discretion shall determine.

         42.      MISCELLANEOUS

                  (a) If any provision contained in an Exhibit, Rider or Addendum is inconsistent with any other provision of this Lease, the provision contained in said Exhibit, Rider or Addendum shall supersede said other provision, unless otherwise provided in said Exhibit, Rider or Addendum.

                  (b) The use of the neuter singular pronoun to refer to either party shall be deemed a proper reference even though it may be an individual, partnership, corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural number where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

                  (c) This Lease may be executed in several counterparts, all of which constitute one and the same instrument.

                  (d) As used in this Lease, any list of one or more items preceded by the word "including" shall not be deemed limited to the stated items but shall be deemed without limitation.

                  (e) The language of this Lease shall be construed according to its normal and usual meaning and not strictly for or against either Landlord or Tenant.

                  (f) If more than one person or entity executes this Lease as Tenant, each such person or entity shall be jointly and severally liable for observing and performing each of the terms, covenants, conditions and provisions to be observed or performed by Tenant.

                  (g) The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof shall not work a merger and shall, at Landlord's option, either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

                  (h) Neither this Lease nor any memorandum of this Lease shall be recorded in the Public Records by Tenant without the express written consent of Landlord. Any such recording by Tenant without such consent shall be deemed a default by Tenant hereunder.

         43. RIGHT OF FIRST OFFER

         Provided Tenant is not in Default of this Lease, Tenant shall have a one-time Right of First Offer on approximately 18,000 square feet to 22,000 square feet (at Landlord's sole discretion) of space adjacent to Tenant (the Offer Space). Prior to offering the Offer Space for lease to other prospective Tenants, Landlord shall first notify Tenant in writing that Landlord is offering the Offer Space for lease. Tenant shall have ten (10) days to accept Landlord's notice. If Tenant does not respond in writing to Landlord's notice within the ten (10) day period, Tenant's rights hereunder shall be null and void and Tenant shall have no further Right of First Offer. If Tenant notifies Landlord in writing within the ten (10) day period that Tenant intends to lease the Offer Space, Landlord shall immediately prepare an Amendment to Lease which shall be executed by Tenant within two weeks of Tenant's receipt of said Amendment. Tenant shall Lease the Offer Space under the same terms and conditions as contained in this Lease, with the exception of the Leasehold Improvements, which will be prorated over the remaining term of this Lease, provided the Offer Space has not been previously improved. If the Offer Space has been previously improved, Tenant shall receive a Leasehold Improvement allowance equal to $3.50 per square foot for the Office Space. The Offer Space is identified, together with the Premises, on Exhibit "A".

         44. EXTENSION OPTION

         Provided Tenant is not in Default of this Lease, Tenant shall have the right to extend this Lease for a period of five (5) years at market rents and other terms as determined by Landlord, provided Tenant gives Landlord at least nine (9) months prior written notice of Tenant's intent to negotiate terms to extend this Lease. Landlord shall, within fifteen (15) days of receipt of Tenant's notice of Tenant's request for extension terms, prepare a renewal offer (the Renewal Offer) for Tenant. Tenant and Landlord shall negotiate in good faith to reach mutually agreeable terms for the extension period. If, for any reason a Lease Amendment for the Lease Extension is not fully executed after sixty (60) days after Tenant's receipt of Landlord's Renewal Offer, Tenant's rights to extend this lease shall expire.

         45. RIGHT OF FIRST OFFER - PROPOSED BUILDING, ADJACENT TO THE NORTH

         Provided Tenant is not in Default of this Lease and further provided Landlord constructs an office building on the site adjacent to the Building to the North (the Proposed Building), Tenant shall have a Right of First Offer to lease up to 50,000 square feet of space in the Proposed Building. Prior to offering the Proposed Building for lease to other tenants, Landlord shall first offer the Proposed Building to Tenant by giving Tenant written notice of Landlord's intent to lease the Proposed Building. Terms and conditions of the lease for the Proposed Building shall be contained in Landlord's Right of First Offer notice for the Proposed Building. Tenant shall have thirty (30) days to notify Landlord in writing that Tenant accepts Landlords Right of First Offer for the Proposed Building. If Tenant accepts Landlord's Right of First Offer for the Proposed Building, Landlord and Tenant shall immediately (in no event later than thirty (30) days after Landlord receives Tenant's acceptance of Landlord's offer) enter in to a new lease agreement for the Proposed Building.

                                   EXHIBIT "A"

                            PLAN SHOWING THE PREMISES

                                [To be inserted]

                                   EXHIBIT "B"

                              RULES AND REGULATIONS


         The Rules and Regulations set forth in this Exhibit shall be and hereby are made a part of the Lease to which they refer. Whenever the term "Tenant" is used in these Rules and Regulations, it shall be deemed to include Tenant, its employees or agents and any other persons permitted by Tenant to occupy or enter the Premises. Rules and Regulations may from time to time by modified by Landlord, as the Landlord deems appropriate. All changes and revisions will be an integral part of the Lease. The Property Manager is located at . All notices to the Property Manager shall be given at the above address or by contacting the Property manager by telephone. The name, address and/or phone number of the Property Manager may be changed from time to time by written notice form Landlord to Tenant.


         1. ACCIDENTS AND DAMAGES. In the event of damage to the Leased Premises or the Building or injury on the Property, Tenant shall immediately notify the Property Manager. After normal operating hours, call the Property Manager and advise the answering service who will contact the appropriate management personnel.

         2. ADMITTANCE TO LEASED PREMISES. Property Management, maintenance, security, janitorial and other agents authorized by the Landlord shall be allowed admittance to the Leased Premises at all times.

         3. APPEARANCE. Tenant shall not allow anything to be placed within or near any partitions, corridors, windows or doors which shall be unsightly or detrimental to the appearance of the Building in the Landlord's opinion and shall, upon request, immediately correct such violation.

             Except as permitted by Landlord, Tenant shall not mark upon, paint or attach signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Leased Premises or of the Building, and the repair of any defacement, damage or injury caused by Tenant shall be charged to Tenant.

         4. BICYCLES/OTHER VEHICLES. Bicycles or other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by landlord.

         5. BUILDING SECURITY. Landlord may restrict access to and from the Building after normal operating hours for reasons of Building security. Security, janitorial and maintenance personnel are not permitted to unlock Tenant's Leased Premises to admit Tenant, its employees, agents or visitors. No individual security system will be allowed in the Leased Premises without the written consent of Landlord.

         6. CAPTIONS. The caption for each of these Rules and Regulations is added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of these Rules and Regulations.

         7. CHAIR PADS. During the entire term of this Lease, Tenant shall, at its expense, install and maintain under all caster chairs a chair pad or carpet casters to protect the carpeting.

         8. COMMON AREA. The sidewalks, entries, passages, corridors, halls, lobbies, and other common facilities of the Building shall be controlled by Landlord and shall not be obstructed by Tenant or used for any purpose other than ingress and egress to and from the Leased Premises. Tenant shall not place any item in any of such locations, whether or not any such item constitutes an obstruction, without the prior written consent of Landlord. Landlord shall have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant.

         9. DELIVERIES. Tenant shall insure that all deliveries of supplies to the Leased Premises shall be made only through the delivery entrance designated by during the normal operating hours of the Building. If any person delivering supplies to Tenant damages any part of the Building, Tenant shall pay to Landlord, upon demand, the amount required to repair such damage.

         10. EMERGENCY CONTACT PROCEDURE. Tenant shall provide in a timely manner to Landlord the name of an employee or agent of Tenant to be contacted by Landlord in the event of an emergency, whether during or after normal operating hours. Such information must be at all times kept current and accurate.

             Emergency procedures and policies may be developed, issued and revised by the Landlord at any time and will become an integral part of these Rules and Regulations and the Lease to which they refer.

         11. EMPLOYEES, VISITORS. Tenant shall be responsible for all behavior and adherence to all Rules and Regulations by any of Tenant's employees, visitors and agents. Tenant shall require strict adherence to such Rules and Regulations and shall allow no obnoxious or offensive conduct.

         12. EXCESSIVE NOISE, ANIMALS. No animals, except Seeing Eye dogs, shall be allowed in the Building. No person shall disturb the occupants of the Building by the use of any radio or musical instrument or by the making of loud or improper noises.

         13. HAZARDOUS OPERATIONS AND ITEMS. tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Leased Premises without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

         14. HEAVY ARTICLES. No safe or article the weight of which may, in the reasonable opinion of Landlord, constitute a hazard or damage the Building or its equipment, shall be moved into the Leased Premises. Safes and other heavy equipment, the weight of which will not constitute a hazard or damage the Building or its equipment, shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the Leased Premises.

         15. JANITORIAL. Ordinary and customary janitorial services in the parking and landscaped areas, as determined by landlord, are provided in accordance with the Lease. Any services required by Tenant in excess of those provided by Landlord shall be at Tenant's cost. For any specific need or inquiry, contact the Property Manager. Absolutely no cups or cans containing liquids are to be placed in any trash receptacles, unless in a special container so approved by Landlord. Janitors have been instructed not to empty any trash receptacles containing liquids. Stains and other damage caused by spilled liquids will be charged to Tenant.

         16. KEYS AND LOCKS. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Leased Premises will be furnished by landlord. Duplicate keys shall be made by the Landlord at a reasonable cost to the Tenant. Tenant shall make all requests to re-key to Landlord, who shall make or cause to have made said changes within five (5) working days. If Tenant wishes such work performed on an earlier priority, Landlord may charge for such work on an overtime cost basis. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys and lock combinations to offices, restrooms, safes and cabinets.

             Landlord and its agents, including Property Management, security and the janitorial service, may at all times keep a pass key to the Leased Premises.

         17. MAINTENANCE/REPAIRS AND ALTERATIONS. Contact the Property management to report all requests for maintenance and repairs. As all work is pre-scheduled, do not ask maintenance personnel directly to perform work. After normal operating hours, call the Property Manager and advise the answering service who will, in turn, contact the appropriate management personnel.

               All alterations, improvements, telegraphic or telephonic connections, installation or electrical wiring, equipment, or other changes in the configuration of the Leased Premises shall require written approval of Landlord as provided in the Lease and plans of proposed changes must be presented in writing to Landlord detailing the specifications and layout.

                  Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the normal operating hours of the Building unless Landlord shall have first consented to such work being done outside of such times. If Tenant desires to have such work done by Landlord's employees on Saturdays, Sundays, holidays or at other times outside of normal operating hours, Tenant shall pay the extra cost of such labor.

         18. MAIL DELIVERY/COLLECTION. The mail delivery will be made by the United States Postal Service by means and at a location acceptable to the United States Postal Service.

         19. MOVING. Furniture and equipment shall be moved in or out of the Building through the delivery entrance designated by Landlord during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant and Tenant shall cause such movers to use only the loading facilities designated by Landlord. If Tenant's movers damage the Building, Tenant shall pay to Landlord upon demand, the amount required to repair such damage. All boxes, refuse and other trash created by the move shall be removed from the Property by Tenant or the moving company.

         20. OPERATING HOURS. The normal hours of the Building are from 8:00 a.m. until 6:00 p.m., Monday through Friday, and from 9:00 am until 1:00 p.m. on Saturday, excluding the legal holidays of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         21. PARKING. Vehicles shall be parked only in areas and spaces designated for such purpose. No vehicle shall be parked on lawns, sidewalks, driveways or any area except within marked parking spaces. There are no assigned spaces other than those reserved for visitors and handicapped persons. Tenant is responsible for its employees', agents' and visitors' adherence to Rules and Regulations governing parking. Landlord reserves the right to assign spaces and revise parking rules, cost and location in the future.

         22. SERVICES. Landlord shall provide those services described in the Lease. Additional services required by Tenant, such as special air conditioning for sensitive equipment, shall be provided by Landlord only if compatible with Building design and only if the entire cost of installation, maintenance and utility services is paid by Tenant.

         23. SIGNAGE. No signs, symbols or identifying marks shall be placed upon the Building or in the halls, elevators, staircases, entrances, parking areas or other parts of the Property or upon the doors or walls without prior written approval of Landlord. Landlord agrees to provide and install, at Tenant's cost, one Tenant identification sign on the Leased Premises. All letters and numerals shall be in the Building standard graphics, and no other shall be used or permitted.

         24. SOLICITATION/FOOD AND BEVERAGES. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Leased Premises. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverages within the Building, or to use the elevators or public areas of the Building for that purpose.

         25. TRASH. All ordinary trash shall be placed in receptacles provided by Tenant on the Leased Premises, or in receptacles provided by Landlord for the Building. Empty boxes that are to be thrown away must be broken down. All trash must be bagged and compacted as much as possible. Only ordinary types and quantities of trash shall be removed by the janitorial personnel. Extraordinary trash, as determined by Landlord, shall be removed from the Leased Premises, Building and Property by Tenant at Tenant's expense.

                                   EXHIBIT "C"

                                  SIGN CRITERIA

Tenant shall have the right, at Tenant's expense (which may be deducted from Tenant's Leasehold Improvement Allowance), to place Tenant's name in a prominent location on a monument sign, either at the entrance to the Building or in front of Tenant's Premises (at Landlord's election).

The size, color and other design characteristics of all exterior signs will be at Landlord's sole discretion.

                                [To be inserted]

                                      RIDER

                     CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

         1. LANDLORD'S WORK. Landlord shall construct and install improvements in, on and to the Premises in accordance with the preliminary plans and specifications set forth on Exhibit A, attached hereto and made a part of the Lease Agreement, as modified and supplemented by the final plans and specifications which are to be attached and made a part of the Lease Agreement in accordance with paragraph 2 hereinbelow (hereinafter referred to as "Landlord's Work").

         2.       PREPARATION AND APPROVAL OF FINAL PLANS AND SPECIFICATIONS.

                  (a) PREPARATION OF FINAL PLANS AND SPECIFICATIONS. Tenant shall, at Tenant's sole cost and expense, furnish Landlord with all data and information Landlord requests to prepare final plans and specifications for the improvements Tenant desires to have constructed and installed on the Premises. After receipt of such data and information from Tenant, Landlord shall cause final plans and specifications to be prepared consistent with the preliminary plans and specifications and submit them to Tenant for Tenant's approval.

                  (b) APPROVAL OF FINAL PLANS AND SPECIFICATIONS. Tenant shall have three (3) business days following Tenant's receipt of such final plans and specifications in which to notify Landlord of any changes or modifications Tenant desires. If Landlord receives no such notice within said three (3) business day period, Tenant shall be deemed to have approved the final plans and specifications without change or modification. Any changes requested by Tenant during said three (3) business day period shall be made to the plans and specifications only upon Landlord's consent and approval thereto.

                  (c) ATTACHMENT AS SCHEDULE. Upon Landlord and Tenant agreeing on the final plans and specifications, or upon Tenant's failure to notify Landlord of any changes Tenant desires, each party shall sign each page of two
(2) sets thereof (except that if Tenant fails to notify Landlord of any changes during said three (3) business day period as provided for hereinabove Landlord may certify that Tenant so failed to notify Landlord in lieu of Tenant's signature). One set of said final plans and specifications so signed (or certified) shall be attached to and made a part of this Lease Agreement.

                  (d) CHANGES.

                           (i)  If  any   change   to  the   final   plans   and
specifications are required by any governmental authority, Landlord shall promptly notify Tenant in writing of the required changes. If Tenant does not object to such changes within two (2) business days following Tenant's receipt of such notice, Tenant's approval thereof shall be conclusively presumed for all purposes.

                           (ii) If Tenant requests any changes or  modifications
to the final plans and specifications at any time after such final plans and specifications have been approved as described hereinabove, Landlord must agree in writing to any such requested changes or modifications before the same shall become effective. Tenant shall pay Landlord for all costs and expenses related to such changes (including, without limitation, all architectural and engineering expenses; the cost of all permits and inspection fees; Landlord's building and contracting costs in connection with effectuating the requested changes; and twenty-five percent (25%) of such building and contracting costs as a management fee) upon approval of such change or modification by Landlord. If Tenant fails to make payment within three (3) business days following such approval, Tenant shall be deemed to have withdrawn its request for such change or modification.

                  (e) COOPERATION. Throughout the process of preparing final plans and specifications and of obtaining the necessary governmental permits and approval, each party shall act diligently and in good faith and shall cooperate with the other and with governmental agencies in whatever manner may be reasonably required.

         3. CONSTRUCTION AND COMPLETION. Following the approval of the final plans and specifications Landlord shall apply for and endeavor to obtain necessary building permits and other governmental permissions for construction of the improvements. Following issuance of such necessary building permits and other governmental permissions, Landlord shall commence construction in accordance with the final plans and specifications. Landlord shall endeavor to substantially complete Landlord's Work and to tender delivery of the Premises to Tenant within 90 calendar days after the date construction has commenced.

         4. ACCEPTANCE OF PREMISES. By taking possession of the Premises, Tenant shall be deemed to have acknowledged that Landlord's Work substantially conforms to the final plans and specifications and that the Premises are in good condition and repair and are suitable for Tenant's intended use thereof.

         5. LEASEHOLD IMPROVEMENTS ALLOWANCE. The Leasehold Improvements Allowance shall be applied by Landlord against the costs of designing, planning, managing and constructing Landlord's Work. Landlord shall act as Construction Manager and shall receive a fee of $.50 per rentable square foot for construction management services, to be paid from the Leasehold Improvement Allowance. In the event the costs incurred in connection with the design, planning, managing and construction of Landlord's Work exceeds the Leasehold Improvements Allowance, Tenant shall be responsible for bearing and paying such excess costs (the "Excess Costs"), as follows:

                  (a) Tenant shall pay to Landlord, prior to the commencement of construction of Landlord's Work, an amount equal to fifty percent (50%) of such Excess Costs (as then estimated by Landlord).

                  (b) After substantial completion of Landlord's Work but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord an amount equal to ninety percent (90%) of the Excess Costs (as then estimated by Landlord), less payments received by Landlord pursuant to subparagraph (a) above.

                  (c) As soon as Landlord prepares its final accounting of actual costs of designing, planning and constructing the Landlord's Work and submits same to Tenant, Tenant shall pay to Landlord the entire unpaid balance of the actual Excess Costs based upon the final costs certified by Landlord. All Excess Costs payable by Tenant hereunder shall constitute additional Rent due hereunder at the time specified herein and failure to make such payment when due shall constitute a default by Tenant under this Lease. Except for the Leasehold Improvements Allowance provided by Landlord, all installations and improvements now or hereafter placed in or on the Premises shall be for Tenant's account and at Tenant's cost and expense.

         6. PROPERTY OF LANDLORD. All of the improvements made to the Premises as a result of Landlord's Work and Tenant's Work, except trade fixtures installed by Tenant, shall be and become the sole property of Landlord upon completion thereof and shall be deemed a part of the Premises as of the Commencement Date.

                                            LANDLORD

                                            UNIVERSITY SCIENCE CENTER, INC.

                                            By:      /s/
                                                ----------------------------
                                            Name: Cabot L. Jaffee, Sr.
                                                  --------------------------
                                            Title:   President
                                                     -----------------------


                                            TENANT

                       THE OTHER PHONE COMPANY, D/B/A ACCESS ONE COMMUNICATIONS

                                            By:      /s/
                                                   ---------------------
                                            Name:    Kevin Griffo
                                                   ---------------------
                                            Title:   President
                                                   ---------------------

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